UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-04337

HERITAGE CASH TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

STEPHEN G. HILL, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

Item 1.	Reports to Shareholders

Heritage Cash Trust

MONEY MARKET FUND

Annual Report

and Investment Performance Review

for the fiscal year ended

August 31, 2007

Fellow Shareholders

I am pleased to present the annual report of the Heritage Cash Trust—Money Market Fund (the “Fund”) for the fiscal year ended August 31, 2007. During the year, money market yields remained flat, which mostly is attributed to the Federal Reserve’s Federal Open Markets Committee (“FOMC”) maintaining the target federal funds rate at 5.25% for the entire year. The federal funds rate is the rate member banks charge each other for overnight loans and is an indicator of short-term interest rates. As a result, on August 31, 2007, the Fund’s seven-day current yield(a) was 4.62%, down slightly from 4.67% at the end of the previous fiscal year. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be higher or lower than the data quoted. To obtain the Fund’s current yield, please visit our website at HeritageFunds.com.

While the FOMC held the federal funds rate constant, risks to economic growth increased during the year due to the ongoing housing correction and problems of some financial firms related to lending to lower credit quality, or sub-prime, home buyers. Citing the impact of these concerns on the economy as a whole, on September 17, 2007, the FOMC reduced the federal funds rate to 4.75%. The Fund does not invest in asset-backed commercial paper (ABCP), collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), Structured Investment Vehicles (SIVs) or securities directly backed by sub-prime mortgages.

As of August 31, 2007, approximately 68% and 12% of the Fund’s net assets were invested in short-term obligations rated A-1+ and A-1, respectively, the two highest short-term ratings classifications from Standard and Poor’s Ratings Services (“S&P”). Additionally, approximately 20% of the Fund’s net assets were invested in short-term obligations issued by US Government-Sponsored Entities(b), including Fannie Mae, Freddie Mac, Federal Farm Credit Bank and Federal Home Loan Bank. This, along with other factors allows the Fund to retain its AAAm rating(c) from S&P. Ratings are subject to change and do not remove market risk from your investment.

In late March, just over $1.3 billion was liquidated from the Fund as our affiliate, Raymond James & Associates, Inc., removed the Fund as an investment for certain accounts in its cash sweep program. The loss of these assets required the Fund to maintain a high level of liquidity but had little impact on the Fund’s performance as the money market yield curve was quite flat at that time.

On August 7, 2007, the Heritage Cash Trust (the “Trust”) held a shareholder meeting for the purpose of electing and re-electing its Board of Trustees. I am pleased to report that all Trustee nominees were elected or re-elected and, as such, Lincoln Kinnicutt has become the newest Trustee of the Trust. I extend my thanks to all shareholders who voted their proxy ballots on this matter.

Our firm is committed to the financial well-being of our clients. We are grateful for your continued support and confidence in the Heritage Funds.

Sincerely,

Stephen G. Hill

President

September 20, 2007

(a) An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please consider the investment objectives, risk, charges, and expenses of any fund carefully before investing. Contact Heritage at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest. (b) U.S. Government-Sponsored Enterprises are agencies and instrumentalities of the U.S. Government. The investments vary in the level of support that they receive from the U.S. Government; some instruments may be supported by the full faith and credit guaranty of the U.S. Government, while others are supported only by the credit of the issuing agency or instrumentality. (c) Standard & Poor’s, a widely recognized independent authority on credit quality, rates certain money market funds based on weekly analysis. When rating a money market fund, Standard & Poor’s assesses the safety of principal. According to Standard & Poor’s, a fund rated AAAm (“m” denotes money market fund) offers excellent safety features and has superior capacity to maintain principal value and limit exposure to loss. In evaluating safety, Standard & Poor’s focuses on credit quality, liquidity, and management of the Fund.

Statement of Net Assets

MONEY MARKET FUND	08.31.2007

Commercial paper 80.3% (a)	Principal amount (in thousands)	Value
Domestic 48.7%
Banks 11.2%
Bank of America Corporation, 5.21%, 10/11/07	$50,000	$49,710,556
Bank of America Corporation, 5.27%, 10/09/07	50,000	49,721,861
Bank of America Corporation, 5.32%, 10/18/07	50,000	49,652,722
J.P. Morgan Chase & Company, Inc., 5.22%, 09/28/07	50,000	49,804,250
J.P. Morgan Chase & Company, Inc., 5.23%, 10/05/07	50,000	49,753,028
State Street Corporation, 5.23%, 09/13/07	50,000	49,912,833
State Street Corporation, 5.25%, 09/17/07	50,000	49,883,333
Wells Fargo & Company, 5.31%, 09/11/07	50,000	49,926,250
Wells Fargo & Company, 5.31%, 09/12/07	39,000	38,936,723
Wells Fargo & Company, 5.31%, 09/18/07	50,000	49,874,625

Beverages 2.3%
The Coca-Cola Company, 5.22%, 09/04/07	13,234	13,228,243
The Coca-Cola Company, 5.23%, 09/04/07	30,000	29,986,938
The Coca-Cola Company, 5.22%, 09/05/07	10,000	9,994,200
The Coca-Cola Company, 5.23%, 09/10/07	28,500	28,462,772
The Coca-Cola Company, 5.23%, 10/02/07	18,266	18,183,737

Chemicals 2.3%
E.I. du Pont de Nemours and Company, 5.24%, 09/24/07	19,125	19,060,974
E.I. du Pont de Nemours and Company, 5.25%, 09/24/07	30,875	30,771,440
E.I. du Pont de Nemours and Company, 5.22%, 09/25/07	15,800	15,745,016
E.I. du Pont de Nemours and Company, 5.27%, 09/26/07	34,200	34,074,838

Cosmetics/Personal care 5.2%
Colgate-Palmolive Company, 5.22%, 09/04/07	21,000	20,990,865
Colgate-Palmolive Company, 5.23%, 09/06/07	25,000	24,981,840
Colgate-Palmolive Company, 5.22%, 09/07/07	40,000	39,965,200
Procter & Gamble International Funding, 5.25%, 09/06/07	31,650	31,626,922
Procter & Gamble International Funding, 5.26%, 09/20/07	21,000	20,941,702
Procter & Gamble International Funding, 5.29%, 09/20/07	14,020	13,980,857
Procter & Gamble International Funding, 5.27%, 10/01/07	25,980	25,865,905
Procter & Gamble International Funding, 5.22%, 10/15/07	49,000	48,687,380

Diversified manufacturer 3.4%
General Electric Capital Corporation, 5.22%, 10/17/07	50,000	49,666,500
General Electric Company, 5.26%, 09/26/07	50,000	49,817,361
General Electric Company, 5.25%, 09/27/07	50,000	49,810,417

Electrical components & equipment 0.8%
Emerson Electric Co., 5.20%, 09/07/07	33,750	33,720,750

Financial services 8.0%
Citigroup Funding Inc., 5.30%, 10/03/07	50,000	49,764,444
Citigroup Funding Inc., 5.32%, 10/04/07	50,000	49,756,167
Citigroup Funding Inc., 5.36%, 10/04/07	50,000	49,754,333
Merrill Lynch & Co., Inc., 5.22%, 09/20/07	50,000	49,862,250
Merrill Lynch & Co., Inc., 5.25%, 09/25/07	50,000	49,825,000
Morgan Stanley, 5.50%, 10/02/07	50,000	49,763,194
Morgan Stanley, 5.49%, 10/12/07	50,000	49,687,375

Multimedia 2.1%
McGraw-Hill Inc., 5.29%, 09/10/07	10,090	10,076,656
McGraw-Hill Inc., 5.25%, 09/19/07	41,000	40,892,375
McGraw-Hill Inc., 5.27%, 09/20/07	18,815	18,762,668
McGraw-Hill Inc., 5.23%, 10/05/07	21,670	21,562,962

Office/Business equipment 2.3%
Pitney Bowes, Inc., 5.19%, 09/04/07	20,000	19,991,350

Commercial paper 80.3% (a)	Principal amount (in thousands)	Value

Pitney Bowes, Inc., 5.20%, 09/06/07	$20,000	$19,985,556
Pitney Bowes, Inc., 5.22%, 09/11/07	30,000	29,956,500
Pitney Bowes, Inc., 5.22%, 09/12/07	30,000	29,952,150

Oil & gas 4.7%
Chevron Funding Corporation, 5.22%, 09/14/07	50,000	49,905,750
Chevron Funding Corporation, 5.21%, 09/18/07	50,000	49,876,986
Chevron Funding Corporation, 5.20%, 09/21/07	50,000	49,855,556
Shell International Finance BV, 5.25%, 09/17/07	15,725	15,688,308
Shell International Finance BV, 5.20%, 09/20/07	40,000	39,890,222

Pharmaceuticals 3.5%
Abbott Laboratories, 5.23%, 09/07/07	14,890	14,877,021
Abbott Laboratories, 5.24%, 09/10/07	40,000	39,947,600
Abbott Laboratories, 5.23%, 09/14/07	40,000	39,924,456
Abbott Laboratories, 5.21%, 10/03/07	20,110	20,016,868
Abbott Laboratories, 5.21%, 10/16/07	35,000	34,772,062

Retail 2.9%
Wal-Mart Stores Inc., 5.22%, 09/05/07	30,000	29,982,600
Wal-Mart Stores Inc., 5.22%, 09/10/07	70,000	69,908,650
Wal-Mart Stores Inc., 5.21%, 09/11/07	25,000	24,963,854
Total domestic (cost $2,115,942,951)		2,115,942,951

Foreign 31.6% (b)
Banks 17.0%
Barclays U.S. Funding Corporation, 5.48%, 09/26/07	20,000	19,923,958
Barclays U.S. Funding Corporation, 5.46%, 10/12/07	50,000	49,689,083
Danske Corporation, 5.26%, 09/04/07	30,000	29,986,863
Danske Corporation, 5.40%, 09/04/07	20,000	19,991,000
Danske Corporation, 5.38%, 09/24/07	16,400	16,343,630
Danske Corporation, 5.42%, 09/27/07	33,600	33,468,475
Deutsche Bank Financial Inc., 5.26%, 09/06/07	50,000	49,963,472
Deutsche Bank Financial Inc., 5.28%, 09/06/07	50,000	49,963,333
HBOS Treasury Services PLC, 5.27%, 09/04/07	50,000	49,978,062
HBOS Treasury Services PLC, 5.50%, 10/05/07	40,000	39,792,222
KFW International Finance, 5.20%, 09/13/07	50,000	49,913,333
KFW International Finance, 5.04%, 09/21/07	25,000	24,930,000
KFW International Finance, 5.05%, 10/03/07	20,000	19,910,222
Rabobank USA Financial Corporation, 5.27%, 09/04/07	100,000	99,956,083
Royal Bank of Scotland, 5.41%, 10/01/07	50,000	49,774,583
Royal Bank of Scotland, 5.36%, 10/16/07	50,000	49,665,000
UBS Finance Delaware, LLC, 5.24%, 09/05/07	25,000	24,985,444
UBS Finance Delaware, LLC, 5.40%, 09/28/07	40,000	39,838,150
UBS Finance Delaware, LLC, 5.55%, 09/28/07	20,000	19,916,750

Financial services 4.7%
Siemens Capital Corporation, 5.23%, 09/14/07	14,066	14,039,435
Siemens Capital Corporation, 5.23%, 09/17/07	39,934	39,841,176
Toyota Motor Credit Corporation, 5.24%, 09/11/07	60,000	59,912,667
Toyota Motor Credit Corporation, 5.24%, 09/19/07	50,000	49,869,000
Toyota Motor Credit Corporation, 5.24%, 10/10/07	40,000	39,772,933

Food 5.1%
Nestle Capital Corporation, 5.20%, 09/10/07	30,000	29,961,000
Nestle Capital Corporation, 5.23%, 10/10/07	40,000	39,773,367
Nestle Capital Corporation, 5.25%, 10/10/07	30,000	29,829,375
Nestle Capital Corporation, 5.23%, 10/26/07	30,000	29,760,292
Unilever Capital Corporation, 5.22%, 09/14/07	29,350	29,294,675
Unilever Capital Corporation, 5.27%, 09/20/07	14,650	14,609,253

2	The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

MONEY MARKET FUND	08.31.2007

Commercial paper 80.3% (a)	Principal amount (in thousands)	Value

Food 5.1% (cont’d)
Unilever Capital Corporation, 5.24%, 09/28/07	$40,000	$39,842,800
Unilever Capital Corporation, 5.25%, 10/02/07	10,000	9,954,792

Pharmaceuticals 1.7%
GlaxoSmithKline Finance PLC, 5.28%, 09/06/07	35,100	35,074,260
GlaxoSmithKline Finance PLC, 5.30%, 09/06/07	40,000	39,970,556

Regional agencies 3.1%
The Canadian Wheat Board, 5.16%, 09/05/07	25,000	24,985,667
The Canadian Wheat Board, 5.18%, 09/10/07	25,000	24,967,656
The Canadian Wheat Board, 5.21%, 09/13/07	20,000	19,965,267
The Canadian Wheat Board, 5.16%, 09/19/07	25,000	24,935,500
The Canadian Wheat Board, 5.00%, 10/01/07	25,000	24,895,833
The Canadian Wheat Board, 5.17%, 10/09/07	15,000	14,918,142
Total foreign (cost $1,374,163,309)		1,374,163,309
Total commercial paper (cost $3,490,106,260)		3,490,106,260

U.S. Government-sponsored enterprises 20.0% (a)
Fannie Mae, 5.14%, 09/12/07	48,000	47,924,613
Fannie Mae, 5.16%, 09/18/07	41,000	40,900,097
Fannie Mae, 4.85%, 10/24/07	37,000	36,735,810
Federal Farm Credit Banks, 5.13%, 09/05/07	100,000	99,943,000
Federal Farm Credit Banks, 5.00%, 09/19/07	15,666	15,626,835
Federal Farm Credit Banks, 5.13%, 09/19/07	50,000	49,871,750
Federal Home Loan Bank, 5.17%, 09/05/07	40,000	39,977,022
Federal Home Loan Bank, 5.15%, 09/07/07	18,600	18,584,050
Federal Home Loan Bank, 5.15%, 09/12/07	50,000	49,921,319
Federal Home Loan Bank, 4.80%, 09/14/07	50,000	49,913,333
Federal Home Loan Bank, 4.80%, 09/21/07	45,000	44,880,000
Federal Home Loan Bank Note, 5.45%, 08/15/08	30,000	30,000,000
Federal Home Loan Bank Note, 5.30%, 09/05/08	30,000	30,000,000
Federal Home Loan Bank Note, 5.35%, 11/06/07	30,000	30,000,000
Freddie Mac, 5.15%, 09/07/07	50,000	49,957,083
Freddie Mac, 5.16%, 09/07/07	47,000	46,959,580
Freddie Mac, 4.56%, 09/24/07	45,000	44,868,900
Freddie Mac, 4.96%, 09/28/07	30,000	29,888,400
Freddie Mac, 4.72%, 10/09/07	40,000	39,800,922
Freddie Mac, 4.83%, 10/12/07	40,000	39,779,967
Freddie Mac, 4.85%, 10/19/07	34,781	34,556,083
Total U.S. Government-sponsored enterprises (cost $870,088,764)		870,088,764

Total investment portfolio excluding repurchase agreement (cost $4,360,195,024)		4,360,195,024

Repurchase agreement 0.0% (a)	Value

Repurchase agreement with Fixed Income Clearing Corporation, dated August 31, 2007 @ 4.95% to be repurchased at $1,229,676 on September 4, 2007, collateralized by $1,235,000 United States Treasury Notes, 5.625% due May 15, 2008, (market value $1,264,843 including interest) (cost $1,229,000)	$1,229,000

Total investment portfolio (cost $4,361,424,024) (c), 100.3% (a)	4,361,424,024

Other assets and liabilities net, (0.3%) (a)	(13,526,575)
Net assets (consisting of paid-in capital net of accumulated net realized loss of $5,832), 100.0%	$4,347,897,449

(a) Percentages indicated are based on net assets. (b) U.S. dollar denominated. (c) The aggregate identified cost for federal income tax purposes is the same.

Class A shares
Net asset value, offering and redemption price per share, ($4,344,019,310 divided by 4,344,025,201 shares outstanding)	$1.00

Class C shares
Net asset value, offering and redemption price per share, ($3,878,139 divided by 3,878,079 shares outstanding)	$1.00

Maturity Schedule (a)
08.31.2007

Days to maturity	Percent of net assets

1-7 days	22.3%
8-14 days	19.3%
15-30 days	28.7%
31-60 days	27.9%
61-90 days	0.7%
91-397 days	1.4%

(a) The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

The accompanying notes are an integral part of the financial statements.	3

Financial Statements

MONEY MARKET FUND	08.31.2007

Statement of Operations	9/1/06 to 8/31/07

Investment income
Interest	$257,801,262

Expenses
Investment advisory fee	20,020,964
Distribution fee (Class A)	7,262,068
Distribution fee (Class B)	2,102
Distribution fee (Class C)	5,080
Shareholder servicing fees	5,889,038
Custodian fee	271,781
Reports to shareholders	184,874
State qualification expenses	146,008
Fund accounting fee	94,587
Professional fees	83,599
Trustees and officers compensation	31,817
Other	380,007

Total expenses before expense offsets	34,371,925

Expense offsets	(10,906)

Total expenses after expense offsets	34,361,019

Net investment income	223,440,243

Net realized loss on investments	(2,658)

Net increase in net assets resulting from operations	$223,437,585

Statements of Changes in Net Assets	9/1/06 to 8/31/07	9/1/05 to 8/31/06

Net assets, beginning of period	$5,075,193,722	$4,964,870,450

Increase (decrease) in net assets from operations
Net investment income	223,440,243	204,891,141

Net realized loss on investments	(2,658)	—

Net increase in net assets resulting from operations	223,437,585	204,891,141

Distributions to shareholders from net investment income ($0.05 and $0.04 per share)	(223,440,243)	(204,891,141)

Capital share transactions	(727,293,615)	110,323,272

Increase (decrease) in net assets	(727,296,273)	110,323,272

Net assets, end of period (a)	$4,347,897,449	$5,075,193,722

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A and C shares
	For the fiscal years ended August 31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income (a)	0.046	0.038	0.018	0.004	0.007
Less distributions
Dividends from net investment income (a)	(0.046)	(0.038)	(0.018)	(0.004)	(0.007)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	4.71	3.90	1.84	0.42	0.66

Ratios to average daily net assets (%)
Operating expenses	0.71	0.72	0.71	0.70	0.70
Net income
Class A shares	4.61	3.84	1.82	0.42	0.65
Class C shares	4.61	3.87	1.76	0.42	0.67

Net assets, end of period ($ millions)
Class A shares	4,344	5,069	4,960	5,103	5,479
Class C shares	4	3	2	4	6

(a) May include net realized gains and losses that are less than $.001 per share.

4	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

MONEY MARKET FUND

NOTE 1  |  Organization and Investment Objective Heritage Cash Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Money Market Fund (the “Fund”) and the Municipal Money Market Fund. The Fund seeks to achieve maximum current income consistent with stability of principal.

Class Offerings The Fund currently offers Class A and Class C shares to the public. No class of shares is subject to front end sales charges, but when redeemed, may be subject to a contingent deferred sales charge (“CDSC”) if they were acquired through an exchange from another Heritage mutual fund.

Class B shares An additional class of shares, Class B shares, is no longer offered. As of March 30, 2007, all Class B shares were converted to Class A shares and are no longer outstanding. The conversion from Class B was not a taxable event and shareholders, as of the conversion date, were not charged a CDSC.

NOTE 2  |  Significant Accounting Policies

Use of estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities The Fund uses the amortized cost method of security valuation (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates market value.

Repurchase agreements The Fund enters into repurchase agreements whereby the Fund, through its custodian or another qualified custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Distribution of income and gains Distributions of net investment income and net realized gains available for distribution are declared daily and paid monthly. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Revenue recognition Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis.

Expenses The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets. The Fund has entered into an arrangement with the custodian whereby the Fund receives credits on uninvested cash balances which are used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statement of Operations.

Class allocations Each class of shares has equal rights as to earnings and assets. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Other In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to the Fund is expected to be remote.

5

Notes to Financial Statements

MONEY MARKET FUND

NOTE 3  |  Capital Share Transactions At August 31, 2007, there were an unlimited number of shares of beneficial interest of no par value authorized. Capital share transactions in the Fund during the fiscal year ended August 31, 2007, at a net asset value of $1.00 per share, were as follows:

Shares and dollars	Class A	Class B	Class C
Sold	16,942,949,353	386,127	2,996,706
Reinvestment of distributions	226,206,487	61,003	136,947
Redeemed	(17,894,451,497)	(2,880,492)	(2,698,249)
Net increase (decrease)	(725,295,657)	(2,433,362)	435,404

Capital share transactions in the Fund during the fiscal year ended August 31, 2006, at a net asset value of $1.00 per share, were as follows:

Shares and dollars	Class A	Class B	Class C
Sold	22,492,635,260	1,324,399	3,599,154
Reinvestment of distributions	202,142,986	72,914	93,785
Redeemed	(22,585,361,911)	(1,596,591)	(2,586,724)
Net increase (decrease)	109,416,335	(199,278)	1,106,215

NOTE 4  |  Investment Advisory Fees and Other Transactions With Affiliates The Trust has an Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”). Under this agreement, Heritage manages, supervises and conducts the business and administrative affairs of the Fund. For these services, the Fund agreed to pay to the Manager an annual fee as a percentage of the Fund’s average daily net assets, computed daily based on the schedule below and payable monthly. The amount payable to the Manager as of August 31, 2007, was $1,534,537.

Fund’s average daily net assets	Investment advisory fee rate
First $500 million	0.500%
Next $500 million	0.475%
Next $500 million	0.450%
Next $500 million	0.425%
Next $500 million	0.400%
Next $2.5 billion	0.375%
Next $2.5 billion	0.360%
Next $2.5 billion	0.350%
Greater than $10 billion	0.340%

Distribution fees Pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund is authorized to pay Heritage Fund

Distributors, Inc. (the “Distributor” or “HFD”), a wholly owned subsidiary of Heritage, a fee of 0.15% of the average daily net assets for each class of shares. Such fee is accrued daily and payable monthly. The amount payable to the Distributor as of August 31, 2007, was $550,116.

Sales charges The Distributor has advised the Fund that it generated $4,689 and $2,140 in contingent deferred sales charges for Class B and Class C shares, respectively, during the fiscal year ended August 31, 2007. The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Fund accounting fees The Manager is the Fund Accountant for the Fund. For providing Fund Accounting services, the Manager receives payment from the Fund at a fixed base fee per fund, a multiple class fee, plus any out-of-pocket expenses. The amount payable to the Manager as of August 31, 2007, was $7,815.

Shareholder servicing fees The Manager is the Shareholder Servicing Agent for the Fund. For providing Shareholder Services, the Manager receives payment from the Fund at a fixed fee per shareholder account plus any out-of-pocket expenses. The amount payable to the Manager as of August 31, 2007, was $413,984.

Trustees and officers compensation Trustees of the Trust may also serve as Trustees for Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust and/or Heritage Series Trust, which are investment companies that are also advised by the Manager of the Trust (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Heritage Mutual Funds meetings attended. Each portfolio in the Heritage Mutual Funds pays its pro-rata share of the fees and expenses of the Trustees on its Board. Certain Officers of the Heritage Mutual Funds may also be Officers and/or Directors of Heritage. Such Officers receive no compensation from the Heritage Mutual Funds except for the Heritage Mutual Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each portfolio in the Heritage Mutual Funds. As of August 31, 2007, the amount of Trustees and Officers fees payable by the Fund was $6,804.

NOTE 5  |  Federal Income Tax and Distributions The Fund is treated as a single corporate taxpayer as provided for in the Tax Reform

6

Notes to Financial Statements

MONEY MARKET FUND

Act of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. For the fiscal year ended August 31, 2007, there were no reclassifications arising from permanent tax differences. As of August 31, 2006, the Fund had net tax basis capital loss carryforwards of $3,174. These capital loss carryforwards may be applied to any net taxable capital gain until their expiration date of 2012. From November 1, 2006 to August 31, 2007 the Fund incurred $2,658 of net realized capital losses (post October losses) which will be deferred and treated as arising on September 1, 2007 in accordance with regulations under the Internal Revenue Code. All dividends paid by the Fund from net investment income are deemed to be ordinary income for federal income tax purposes.

Distributions All dividends paid by the Fund from net investment income are deemed to be ordinary income for federal income tax purposes. Dividends paid by the Fund to shareholders from net investment income were as follows:

Fiscal Period	Class A	Class B	Class C
9/1/06 to 8/31/07	$223,219,538	$64,571	$156,135
9/1/05 to 8/31/06	204,699,510	88,342	103,289

NOTE 6  |  New Accounting Pronouncements In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact on the Fund’s financial statements.

7

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and

Shareholders of Heritage Cash Trust—Money Market Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Cash Trust—Money Market Fund (one of the portfolios constituting the Heritage Cash Trust, hereafter referred to as the “Fund”) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

October 19, 2007

8

Understanding Your Ongoing Costs

MONEY MARKET FUND	UNAUDITED	08.31.2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases or contingent deferred sales charges and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in the Heritage Cash Trust—Money Market Fund on March 1, 2007, and held through August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Actual	Beginning account value March 1, 2007	Ending account value August 31, 2007	Expenses paid during period (a)
Class A	$1,000.00	$1,023.52	$3.59
Class C	$1,000.00	$1,023.52	$3.59

Hypothetical example for comparison purposes  |  All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows your Fund’s expenses based on a $1,000 investment and assuming for the period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical (5% return before expenses)	Beginning account value March 1, 2007	Ending account value August 31, 2007	Expenses paid during period (a)
Class A	$1,000.00	$1,021.63	$3.58
Class C	$1,000.00	$1,021.63	$3.58

(a) Expenses are calculated using the Fund’s annualized expense ratio of 0.70% for Class A, and Class C shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184); and then dividing that result by the actual number of days in the fiscal year (365).

9

Trustees and Officers

Name, age and position(s) held with fund	Term of office and length of time served (a)	Principal occupation during the past 5 years	Number of funds in fund complex overseen by trustee	Directorships of public companies held by trustee

Interested Trustee (b)

Richard K. Riess (58) Chairman of the Board and Trustee	Chairman since 2007 (Trustee since inception in 1985)	Executive Vice President and Managing Director —Asset Management Group of RJF since 1998; Chief Executive Officer of Eagle Asset Management, Inc. (“Eagle”) since 1996; Chief Executive Officer of Heritage since 2000.	10	None

Independent Trustees

James L. Pappas (64) Lead Independent Trustee	Since 2003 (Trustee since 1989)	Lykes Professor of Banking and Finance, University of South Florida College of Business Administration 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005.	10	None

C. Andrew Graham (67) Trustee	Since inception in 1985	First Financial Advisors, Ltd. & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999.	10	None

Keith B. Jarrett (59) Trustee	Since 2005	President, KBJ, LLC (investment and advisory company) since 2002; Co-Founder, Rockport Funding, LLC (private investment company) since 2005; Director, Bankserv, Inc (e-payments company) since 1998; Director, Pertrac Financial Solutions (hedge fund software company) since 2005; Director, Medfusion, Inc. (medical information technology company) since 2007.	10	Penn Virginia Resources, MLP

Lincoln Kinnicutt (63)	Since 2007	Retired since 2002; Managing Director of Goldman Sachs 1997-2002.	9	None

William J. Meurer (63) Trustee	Since 2003	Private Financial Consultant since 2000.	10	Sykes Enterprises, Inc.

Deborah L. Talbot, PhD (56) Trustee	Since 2002	Independent Consultant and Researcher; Founder and Chairman of the Board, Creative Tampa Bay (promotes, markets, and offers networking for the Tampa Bay community) since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	10	None

Officers (c)

Stephen G. Hill (48) President	Since 2005	President of Heritage since 2005; Director of Heritage since 1994; President and Chief Operating Officer of Eagle since 2000; President and Chief Executive Officer of Awad Asset Management, Inc. (“Awad”) since 2004; Director of Awad since 1998; Director of HFD since 2006.	N/A	N/A

Mathew J. Calabro (40) Senior Vice President and Principal Executive Officer	Since 2007	Senior Vice President of Heritage and HFD since 2005 and 2007, respectively; Chief Compliance Officer of Heritage 2005-2007; Vice President of Heritage 1996-2005.	N/A	N/A

10

Trustees and Officers

Name, age and position(s) held with fund	Term of office and length of time served (a)	Principal occupation during the past 5 years	Number of funds in fund complex overseen by trustee	Directorships of public companies held by trustee

Officers (cont’d) (c)

Susan Walzer (40) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Heritage since 2007; Director of Compliance for Heritage 2005-2007; Associate Corporate Counsel for RJF 2003-2005; Vice President of Operations and Administration for Raymond James & Associates, Inc. 1997-2003.	N/A	N/A

Andrea N. Mullins (40) Treasurer and Secretary, Principal Financial Officer	Since 2003 (Principal Financial Officer since 2004)	Treasurer and Vice President—Finance of Heritage since 2003; Vice President—Fund Accounting of Heritage 1996-2003.	N/A	N/A

H. Peter Wallace (60) Senior Vice President	Since 1993	Senior Vice President and Director-Fixed Income Investments of Heritage since 1993.	N/A	N/A

Trustee and Officer information is current as of September 30, 2007. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling 800.421.4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(a) Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age of 70 for those Trustees who are elected to office after August 2000. (b) Mr. Riess is an “interested” person of the Trust as that term is defined by the Investment Company Act of 1940. Mr. Riess is affiliated with Heritage, Eagle and RJF. (c) Officers are elected annually for one year terms.

Results of Shareholder Meeting

UNAUDITED

At a special shareholder meeting of the Heritage Cash Trust (the “Trust”) held on August 7, 2007, shareholders of the Trust approved the proposal regarding the election and re-election of the Board of Trustees. Re-elected to the Board of Trustees of the Trust were C. Andrew Graham, Keith Jarrett, William J. Meurer, James L. Pappas and Deborah L. Talbot as independent Trustees and Richard K. Riess as interested Trustee. Lincoln Kinnicutt was elected as an independent Trustee to the Board of Trustees of the Trust. The following is a summary of the shareholder votes cast for each nominee:

Nominee	For	Withheld
C. Andrew Graham	5,393,389,673	32,776,532
Keith Jarrett	5,394,181,211	31,984,994
Lincoln Kinnicutt	5,393,443,827	32,722,378
William J. Meurer	5,393,660,078	32,506,127
James L. Pappas	5,393,706,037	32,460,168
Richard K. Riess	5,393,999,068	32,167,137
Deborah L. Talbot	5,393,158,776	33,007,429

11

Renewal of Investment Advisory Agreement

MONEY MARKET FUND

Overview At a meeting held on August 14, 2007, the Board, including the independent Trustees (together, the “Board”), approved the renewal of the Fund’s investment advisory and administration agreement (the “Agreement”) with Heritage Asset Management, Inc. (“Heritage”).

In reaching this decision, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of the Fund’s Agreement, including: reports regarding the services and support provided to the Fund and its shareholders by Heritage; information on the Fund’s performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Heritage’s investment philosophy, investment strategy, personnel and operations; compliance and audit reports concerning the Fund and Heritage, including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Heritage Funds and/or Heritage are responding to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information about the Fund and Heritage. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Heritage; (2) the personnel of Heritage; (3) the financial condition of Heritage; (4) the compliance program and record of Heritage; (5) the performance of the Fund as compared to its peer group and an appropriate benchmark; (6) the Fund’s expenses, including the advisory fee, the overall expense structure of the Fund, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Fund’s performance and expenses, where applicable; (8) benefits to be realized by Heritage and its respective affiliates; and (9) the estimated profitability of Heritage under the Agreement. The Board posed questions to various management personnel of Heritage regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreement, the Board considered those factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided to the Fund and the profits realized or to be realized by Heritage and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage from its relationship with the Fund.

Provided below is an overview of the factors the Board considered at its August meeting. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, extent and quality of services The Board considered that Heritage has provided a continuous investment program, including investment selection, credit review and market analysis among other matters, for the Fund since its inception. The Board noted that Heritage also provides administration, transfer agent and fund accounting services to the Fund. In addition, Heritage is responsible for oversight of compliance with Fund policies and objectives, review of brokerage matters, oversight of Fund compliance, and implementation of Board directives as they relate to the Fund. The Board also considered that Heritage recently expanded its investment advisory services to other non-investment company clients and continues to provide the same quality of services to the Fund. Finally, the Board noted that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Heritage, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in the Fund, managed by Heritage.

The Board also considered information regarding the: (1) background and experience of Heritage personnel who provide services to the Fund; (2) material compliance matters during the last year, if any, and a certification as to the adequacy of Heritage’s compliance program; and (3) financial information regarding Heritage.

Investment performance The Board considered comparisons of the Fund’s Class A performance, including its one-year total return and 30-day yield, for the period ended June 30, 2007, unless otherwise noted. In this regard, the Board noted that:

12

Renewal of Investment Advisory Agreement

MONEY MARKET FUND

(1) the Fund is managed conservatively by Heritage to maintain a AAAm rating from Standard & Poor’s; (2) the one-year total return and the 30-day yield were lower than the peer group averages for the period ended June 30, 2007; (3) the 30-day yield was higher than a market benchmark for the period ended July 3, 2007; and (4) the explanation that the conservative style of management may reduce total return performance. The Board also noted that, although $1.3 billion was liquidated from the Fund in March 2007, Heritage was able to maintain a high level of liquidity in the Fund to meet such redemptions with little impact on the Fund’s performance.

Fees and expenses The Board considered the management fee payable by the Fund under the Agreement, its total expense ratio and its Rule 12b-1 fees. The Board also considered comparisons of the Fund’s expense ratio (with and without Rule 12b-1 fees) to the average expense ratio of its peer group based on data for the period ended June 30, 2007. In this regard, the Board noted that the Fund’s expense ratio was higher than the average of those peer group funds having assets over $500 million. However, the Fund’s expense ratio (exclusive of Rule 12b-1 fees) was lower than those peer group funds with similar asset levels. The Board also noted that the management fee payable to Heritage is a combined fee for both investment advisory and administration services, making it difficult to compare such combined fee with advisory fees for other similar funds.

Costs, profitability and economies of scale The Board evaluated Heritage’s costs and profitability in providing services to the Fund. The Board noted that Heritage’s profits on the services it provided to the Fund are reasonable in light of Heritage’s costs in providing services to the Fund and that Heritage manages the Fund’s assets and provides a comprehensive compliance program for the Fund.

The Board considered that the Fund’s management fee structure provides for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board noted that Heritage added two breakpoints to its advisory fees two years ago in order to pass on any economies of scale it realizes to shareholders.

The Board also considered that the Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory and administration fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Heritage; (2) increased services to the Fund or (3) allocation of fixed fund expenses over a large asset size.

Benefits In evaluating Heritage’s compensation, the Board considered other benefits that may be realized by Heritage and its affiliates from their relationship with the Fund. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Fund, and receives compensation for acting in these capacities, and is responsible for, among other things, coordinating the Fund’s audits, financial statements and tax returns and managing expenses and budgeting for the Funds. The Board also noted that Heritage has entered into revenue sharing and services agreements with its affiliates for promotion and/or shareholder services.

The Board also recognized that Heritage Fund Distributors, Inc. (“HFD”), a subsidiary of Heritage, serves as the principal underwriter and distributor for the Fund, and as such, receives Rule 12b-1 payments from the Fund to compensate it for providing services and distribution activities. These activities could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Heritage have entered into agreements with HFD to sell fund shares and receive compensation from HFD. Also, the Board considered the benefits to the Fund due to cash sweep arrangements with one of Heritage’s affiliates.

Conclusions Based on these considerations, the Board concluded with respect to the Fund that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Heritage’s services; (2) the Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) Heritage’s fees payable under the Agreement and its profits were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee structure provides Fund shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Agreement.

13

HeritageFunds.com

  727.567.8143  I  800.421.4184

Heritage Fund Distributors, Inc.

Member FINRA

Not FDIC Insured  t  May Lose Value  t  No Bank Guarantee

Please consider the investment objectives, risks, charges, and expenses of any fund carefully before investing. Contact Heritage at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Heritage Cash Trust. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above, by accessing the website at HeritageFunds.com or by accessing the SEC’s website at www.sec.gov. Would you like to receive future mailings via e-mail? If so, please let us know. Visit HeritageFunds.com to enroll.

08/07	Printed on recycled paper

Heritage Cash Trust

MUNICIPAL MONEY MARKET FUND

Annual Report

and Investment Performance Review

for the fiscal year ended

August 31, 2007

Fellow Shareholders

I am pleased to present the annual report of the Heritage Cash Trust—Municipal Money Market Fund (the “Fund”) for the fiscal year ended August 31, 2007. In years past, the Fund’s seven-day yield has tended to decline due to seasonal pressures in July and August; however, this year the Fund’s yield increased modestly as tax-exempt short-term rates followed the rise in other high credit quality short-term rates. As a result, the Fund’s seven-day current yield(a) increased from 2.82% on August 31, 2006, to 3.21% on August 31, 2007. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be higher or lower than the data quoted. To obtain the Fund’s current yield, please visit our website at HeritageFunds.com.

During the year, money market yields remained flat, which mostly is attributed to the Federal Reserve’s Federal Open Markets Committee (“FOMC”) maintaining the target federal funds rate at 5.25% for the entire year. The federal funds rate is the rate member banks charge each other for overnight loans and is an indicator of short-term interest rates. While the FOMC held the federal funds rate constant, risks to economic growth increased during the year due to the ongoing housing correction and problems of some financial firms related to lending to lower credit quality, or sub-prime, home buyers. Citing the impact of these concerns on the economy as a whole, on September 17, 2007, the FOMC reduced the federal funds rate to 4.75%.

The Fund invests in securities whose income is exempt from federal income tax but may be subject to the alternative minimum tax (“AMT”). As reported in our semiannual report, we have requested that the Fund’s subadviser attempt to minimize the portion of the Fund’s income that would be subject to the AMT in 2007. Our current estimate is that between 20% and 30% of the Fund’s income for 2007 will be subject to the AMT, down from 48% in 2006. Our goal is that none of the Fund’s income in calendar year 2008 would be subject to the AMT; however there can be no assurance our goal will be met. Regardless of the applicability of AMT, income distributed by the Fund may still be subject to state and/or local income taxes. As required by federal regulation, the Fund’s distributions will be reported to clients and the IRS on Form 1099 in January. Current and prior years’ tax information is available at HeritageFunds.com.

As of August 31, 2007, the Fund’s large composition of floating rate notes provided the Fund with ample liquidity, while the investments in fixed rate notes and commercial paper extended the portfolio’s duration and reduced reinvestment risk. The Investment Portfolio table summarizes the Fund’s portfolio composition. The entire portfolio is invested in highly rated tier-one securities. These high quality investments satisfied the requirements set forth by Standard and Poor’s Rating Services to maintain the Fund’s AAAm(b) rating. Ratings are subject to change and do not remove market risk from your investment.

Investment Portfolio Composition*
Type of investment	Percent of total net assets
1-day floating rate notes	3.9%
7-day floating rate notes	81.8%
Fixed rate notes	7.8%
Commercial paper	5.2%
Put bonds	0.9%

* See the Fund’s prospectus for a description of the principal types of securities in which the Fund invests.

On August 7, 2007, the Heritage Cash Trust (the “Trust”) held a shareholder meeting for the purpose of electing and re-electing its Board of Trustees. I am pleased to report that all Trustee nominees were elected or re-elected and, as such, Lincoln Kinnicutt has become the newest Trustee of the Trust. I extend my thanks to all shareholders who voted their proxy ballots on this matter.

Our firm is committed to the financial well-being of our clients. We are grateful for your continued support and confidence in the Heritage Funds.

Sincerely,

Stephen G. Hill

President

September 20, 2007

(a) An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please consider the investment objectives, risk, charges, and expenses of any fund carefully before investing. Contact Heritage at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before you invest. (b) Standard & Poor’s, a widely recognized independent authority on credit quality, rates certain money market funds based on weekly analysis. When rating a money market fund, Standard & Poor’s assesses the safety of principal. According to Standard & Poor’s, a fund rated AAAm (“m” denotes money market fund) offers excellent safety features and has superior capacity to maintain principal value and limit exposure to loss. In evaluating safety, Standard & Poor’s focuses on credit quality, liquidity, and management of the Fund.

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2007

Notes, bonds & variable rate demand notes 94.4% (a) (b)	Principal amount (in thousands)	Value

Alabama 2.2%
Alabama Housing Finance Authority, 4.08%, Multi Family Housing Revenue Bond, Hunter Ridge Apartments Project, Series 05F, AMT, 09/07/07, LOC: FHLMC (c)	$10,550	$10,550,000
Huntsville, GO, 3.98%, Series 02G, 09/07/07, LOC: Regions Bank (c)	6,700	6,700,000
Infirmary Health System Special Care Facilities Financing Authority, 3.99%, Hospital Revenue Bond, Series B, 09/07/07, LOC: Regions Bank (c)	10,400	10,400,000

Alaska 3.7%
Anchorage, GO, 4.25%, Tax Anticipation Notes, Series 07, 12/28/07	13,000	13,027,903
Valdez, 3.94%, Industrial Development Revenue Bond, BP Amoco Inc. Project, Series 03A, 09/01/07 (c)	3,500	3,500,000
Valdez, 3.94%, Industrial Development Revenue Bond, BP Amoco Inc. Project, Series 03B, 09/01/07 (c)	26,025	26,025,000
Valdez, 3.94%, Industrial Development Revenue Bond, BP Amoco Inc. Project, Series 03C, 09/01/07 (c)	5,290	5,290,000

Arizona 0.7%
Maricopa County Industrial Development Authority, 4.00%, Multi Family Housing Revenue Bond, San Fernando Apartments Project, Series 04, AMT, 09/07/07, LOC: FNMA (c)	6,750	6,750,000
Maricopa County Unified School District, 4.25%, School District 69, Series 05B, 07/01/08	1,600	1,606,170

Colorado 2.3%
Broomfield Urban Renewal Authority, 3.98%, Industrial Development Revenue Bond, Event CTR Project, Series 05, 09/07/07, LOC: BNP Paribas (c)	4,100	4,100,000
Colorado Educational & Cultural Facilities Authority, 3.96%, Facilities Authority, Campus Village Apartments Project, Series 05, 09/07/07, LOC: Citibank, N.A. (c)	5,300	5,300,000
Colorado Educational & Cultural Facilities, 3.96%, National America, Jewish Federation Project, 09/01/07, LOC: Bank of America, N.A. (c)	95	95,000
Colorado Educational & Cultural Facilities, 3.96%, National Jewish Federation Project, Series 05, 09/01/07, LOC: Bank of America, N.A. (c)	2,050	2,050,000
Colorado Health Facilities Authority, 3.94%, Hospital Revenue Bond, Exempla Inc. Project, Series 02B, 09/07/07, LOC: U.S. Bank, N.A. (c)	2,295	2,295,000
Colorado Health Facilities Authority, 3.98%, Hospital Revenue Bond, Adventist Health System Project, Series 04B, 09/07/07, LOC: SunTrust Bank (c)	2,900	2,900,000
Telluride, 4.01%, Floor Open Space Project, Series 07, 09/07/07, LOC: Key Bank (c)	7,200	7,200,000
Traer Creek Metropolitan District, 4.00%, Eagle County Project, Series 02, 09/07/07, LOC: BNP Paribas (c)	2,300	2,300,000
Westminster Economic Development Authority, 4.01%, Industrial Development Revenue Bond, Mandalay Gardens, 09/07/07, LOC: Depfa Bank PLC (c)	3,500	3,500,000

Delaware 0.6%
Economic Development Authority, 4.00%, Independent School Project, 09/07/07, LOC: Citizens Bank (c)	8,250	8,250,000

Notes, bonds & variable rate demand notes 94.4% (a) (b)	Principal amount (in thousands)	Value

District of Columbia 3.8%
District of Columbia, 3.98%, Consortium Issue Project, 09/07/07, LOC: Wachovia Bank, N.A. (c)	$9,200	$9,200,000
District of Columbia, 4.00%, Educational Facilities Revenue Bond, The Field School Inc. Project, Series 01A, 09/07/07, LOC: Wachovia Bank, N.A. (c)	5,200	5,200,000
District of Columbia, GO, 3.95%, FGIC, Series 01D, 09/07/07, BPA: Morgan Stanley Group, Inc. (c)	34,135	34,135,000

Florida 4.1%
Citizens Property Insurance Corporation, 5.00%, High Risk Account, MBIA, Series 07, 03/01/08	2,500	2,516,042
Florida Higher Educational Facilities Financial Authority, 4.02%, Flagler College Project, Series 05, 09/07/07, LOC: SunTrust Bank (c)	7,700	7,700,000
Florida State Division of Bond Finance, 5.50%, Environmental Protection Project, FSA, Series 00A, 07/01/08	9,500	9,634,006
Highlands County Health Facilities Authority, 3.95%, Hospital Revenue Bond, Adventist Health System Project, Series 03A, 09/07/07, LOC: SunTrust Bank (c)	8,800	8,800,000
Orange County Housing Finance Authority, 4.01%, Multi Family Housing Revenue Bond, Heather Glen Project, Series E, 09/07/07, LOC: FNMA (c)	1,900	1,900,000
Orange County Industrial Development Authority, 4.02%, Industrial Development Revenue Bond, Catholic Diocese Project, 09/07/07, LOC: SunTrust Bank (c)	8,000	8,000,000
Palm Beach County, 3.97%, Norton Gallery Inc. Project, 09/07/07, LOC: Bank of America, N.A. (c)	3,075	3,075,000
Palm Beach County, 3.97%, Norton Gallery Inc. Project, 09/07/07, LOC: Northern Trust Company (c)	3,385	3,385,000
Palm Beach County, 4.00%, Henry Morrison Flagler Project, Series 03, 09/07/07, LOC: Northern Trust Company (c)	5,875	5,875,000
Tampa, 4.02%, Educational Facilities Revenue Bond, Academy of the Holy Names Project, Series 01, 09/07/07, LOC: SunTrust Bank (c)	1,770	1,770,000

Georgia 6.1%
Bibb County Development Authority, 4.02%, Mount de Sales Academy Project, Series 00, 09/07/07, LOC: SunTrust Bank (c)	2,750	2,750,000
Cobb County School District, GO, 4.00%, Short-Term Notes, 12/31/07	5,000	5,005,694
Coweta County Residential Care for the Elderly Authority, 4.02%, Wesley Woods of Newnan-Peachtree Inc. Project, Series 05, 09/07/07, LOC: Branch Banking & Trust (c)	3,600	3,600,000
DeKalb County Hospital Authority, 4.02%, Hospital Revenue Bond, DeKalb Medical Center Inc. Project, 09/07/07, LOC: SunTrust Bank (c)	16,800	16,800,000
DeKalb County Housing Authority, 4.07%, Multi Family Housing Revenue Bond, Mountain Crest Apartments Project, Series 02A-1, AMT, 09/07/07, LOC: SunTrust Bank (c)	3,745	3,745,000
East Point Housing Authority, 4.08%, Multi Family Housing Revenue Bond, Eagles Creste Apartments Project, Series 03, AMT, 09/07/07, LOC: FHLMC (c)	12,525	12,525,000
Fulton County Development Authority, 4.02%, Galloway Schools Inc. Project, 09/07/07, LOC: SunTrust Bank (c)	3,300	3,300,000

2	The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2007

Notes, bonds & variable rate demand notes 94.4% (a) (b)	Principal amount (in thousands)	Value

Georgia (cont’d)
Fulton County Development Authority, 4.02%, Shepard Center Inc. Project, Series 05, 09/07/07, LOC: SunTrust Bank (c)	$15,500	$15,500,000
Fulton County Residential Care for the Elderly Authority, 3.94%, First Mortgage Lenbrook Project, Series C, 09/07/07, LOC: Bank of Scotland (c)	15,000	15,000,000

Illinois 9.1%
Chicago Board of Education, 3.96%, FSA, Series 00D, 09/07/07, BPA: Dexia (c)	7,700	7,700,000
Chicago, 3.93%, Subordinate Lien Revenue Bonds, Series 00, 09/07/07, LOC: Bank One, N.A. (c)	6,900	6,900,000
Chicago, 4.15%, Multi Family Housing Revenue Bond, North Larrabee Project, Series 01A, AMT, 09/07/07, LOC: Harris Trust and Savings Bank (c)	2,890	2,890,000
Chicago, GO, 3.96%, FSA, Series 03B-1, 09/07/07, BPA: Depfa Bank PLC (c)	6,000	6,000,000
Hennepin, 4.05%, Pollution Control Revenue Bond, Hennepin-Hopper Lakes Project, Series 01, 09/07/07, LOC: Harris Trust and Savings Bank (c)	2,300	2,300,000
Hoffman Estates, 3.96%, Series 05, 09/07/07, LOC: Northern Trust Company (c)	13,000	13,000,000
Illinois Development Finance Authority, 3.92%, Chicago Symphony Orchestra Project, Series 94, 09/07/07, LOC: Northern Trust Company (c)	10,700	10,700,000
Illinois Development Finance Authority, 3.97%, North Shore Country Day School Project, Series 03, 09/07/07, LOC: Northern Trust Company (c)	7,200	7,200,000
Illinois Development Finance Authority, 4.15%, Industrial Development Revenue Bond, Northwest Pallet Supply Project, Series 01, AMT, 09/07/07, LOC: Harris Trust and Savings Bank (c)	3,200	3,200,000
Illinois Educational Facilities Authority, 4.00%, Higher Education Bond, Saint Xavier University Project, Series A, 09/07/07, LOC: LaSalle National Trust, N.A. (c)	6,100	6,100,000
Illinois Finance Authority, 3.97%, Joan W. and Irving B. Harris Theater for Music and Dance Project, Series 05, 09/07/07, LOC: Bank of America, N.A. (c)	2,000	2,000,000
Illinois Finance Authority, 3.97%, Lake Forest Country Day School Project, Series 05, 09/07/07, LOC: Northern Trust Company (c)	3,000	3,000,000
Illinois Finance Authority, 4.01%, Uniform Law Foundation Project, 09/07/07, LOC: LaSalle Bank, N.A. (c)	2,740	2,740,000
Illinois Health Facilities Authority, 3.95%, Rosalind Franklin University Project, Series 03, 09/07/07, LOC: J.P. Morgan Chase Bank (c)	26,310	26,310,000
Lake County, 4.09%, Multi Family Housing Revenue Bond, Rosewood Apartments Project, Series 04, AMT, 09/07/07, LOC: FHLMC (c)	4,150	4,150,000
Lisle, 3.98%, Multi Family Housing Revenue Bond, Four Lakes Phase V Project, Series 96, 09/07/07, LOC: LaSalle National Trust, N.A. (c)	12,500	12,500,000

Indiana 3.3%
Indiana Development Finance Authority, 3.93%, Eiteljorg Museum Project, 09/07/07, LOC: Bank One, N.A. (c)	2,000	2,000,000

Notes, bonds & variable rate demand notes 94.4% (a) (b)	Principal amount (in thousands)	Value

Indiana Educational Facilities Authority, 3.97%, Higher Education Bond, St. Joseph’s College Project, Series 04, 09/07/07, LOC: Fifth Third Bank (c)	$8,705	$8,705,000
Indiana Educational Facilities Authority, 3.98%, Higher Education Bond, Hanover College Project, Series B, 09/07/07, LOC: Bank One, N.A. (c)	3,700	3,700,000
Indiana Health Facility Financing Authority, 4.00%, Hospital Revenue Bond, Community Hospitals Project, Series B, 09/07/07, LOC: Bank of America, N.A. (c)	4,900	4,900,000
Indiana Municipal Power Agency, 3.94%, Series A, 09/07/07, LOC: Dexia (c)	7,050	7,050,000
Marion, 4.00%, Wesleyan University Project, Series 06, 09/07/07, LOC: Bank of America, N.A. (c)	14,000	14,000,000
Noblesville High School Building Corporation, 4.00%, First Mortgage, 01/10/08	1,670	1,672,116

Iowa 0.2%
Orange City, 4.14%, Industrial Development Revenue Bond, Vogel Enterprises Ltd. Project, AMT, 09/07/07, LOC: U.S. Bank, N.A. (c)	3,000	3,000,000

Kansas 1.5%
Dodge City, 4.07%, Industrial Development Revenue Bond, Farmland National Beef Packing Company Project, Series 00, AMT, 09/07/07, LOC: Rabobank Nederland (c)	6,000	6,000,000
Kansas Development Finance Authority, 3.96%, Hospital Revenue Bond, Adventist Health System Project, 09/07/07, LOC: SunTrust Bank (c)	5,000	5,000,000
Liberal, 4.07%, Industrial Development Revenue Bond, Farmland National Beef Packing Company Project, Series 00, AMT, 09/07/07, LOC: Rabobank Nederland (c)	5,850	5,850,000
Shawnee Industrial Development Authority, 4.04%, Industrial Development Revenue Bond, Thrall Enterprises Inc. Project, Series 94, AMT, 09/07/07, LOC: LaSalle National Trust, N.A. (c)	2,400	2,400,000

Kentucky 1.3%
Christian County Association of Leasing Trust, 3.96%, Series B, 09/01/07, LOC: U.S. Bank, N.A. (c)	7,000	7,000,000
Middletown, 3.96%, Christian Academy of Louisville Project, Series 04, 09/07/07, LOC: J.P. Morgan Chase Bank (c)	10,365	10,365,000

Louisiana 4.4%
Caddo-Bossier Parishes Port Commission, 4.12%, Oakley Louisiana Inc. Project, Series 98, AMT, 09/07/07, LOC: Regions Bank (c)	3,285	3,285,000
Calcasieu Parish Industrial Development Board, 4.10%, Industrial Development Revenue Bond, Hydroserve Westlake LLC Project, Series 98, AMT, 09/07/07, LOC: J.P. Morgan Chase Bank (c)	1,500	1,500,000
DeRidder Industrial Development Board, 4.12%, Industrial Development Revenue Bond, Pax Inc. Project, Series 97, AMT, 09/07/07, LOC: Bank One Louisiana, N.A. (c)	2,320	2,320,000
Louisiana Local Government Environmental Facilities & Community Development Authority, 3.97%, University of Louisiana Monroe, Series A, 09/07/07, LOC: Regions Bank (c)	8,000	8,000,000
Louisiana Offshore Terminal Authority, 3.94%, Deep Water Port Refunding Loop LLC Project, Series 03B, 09/07/07, LOC: Bank One, N.A. (c)	20,600	20,600,000

The accompanying notes are an integral part of the financial statements.	3

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2007

Notes, bonds & variable rate demand notes 94.4% (a) (b)	Principal amount (in thousands)	Value

Louisiana (cont’d)
Tangipahoa Parish Hospital Service District No. 1, 3.99%, Hospital Revenue Bond, North Oaks Medical Center Project, Series 03B, 09/07/07, LOC: Allied Irish Banks (c)	$20,000	$20,000,000

Maine 0.4%
Maine Finance Authority, 4.04%, Industrial Development Revenue Bond, Jackson Laboratory Project, Series 02, 09/07/07, LOC: Bank of America, N.A. (c)	5,390	5,390,000

Maryland 0.5%
Montgomery County, 4.00%, Georgetown Preparatory School Project, Series 05, 09/07/07, LOC: Bank of America, N.A. (c)	6,000	6,000,000

Massachusetts 0.2%
Massachusetts, GO, 3.93%, Central Artery Project, Series 00A, 09/01/07, BPA: Landesbank Baden Wurttenburg (c)	500	500,000
Massachusetts, GO, 3.93%, Central Artery Project, Series 00B, 09/01/07, BPA: State Street Bank & Trust Co. (c)	2,400	2,400,000

Michigan 1.7%
Michigan Higher Education Facilities Authority, 3.96%, Albion College Project, Series 06, 09/07/07, LOC: J.P. Morgan Chase Bank (c)	1,900	1,900,000
Michigan, GO, 4.25%, Series 07A, 09/28/07, LOC: Depfa Bank PLC	20,000	20,010,306

Minnesota 1.4%
Dakota County Community Development Agency, 4.05%, Multi Family Housing Revenue Bond, View Pointe Apartments Project, Series 04, AMT, 09/07/07, LOC: LaSalle National Trust, N.A. (c)	5,000	5,000,000
Plymouth Housing Authority, 3.94%, Multi Family Housing Revenue Bond, At the Lake Apartments Project, Series 04, AMT, 09/07/07, LOC: FHLMC (c)	3,800	3,800,000
St. Anthony, 4.05%, Multi Family Housing Revenue Bond, Landings at Silver Lake Project, Series 04A, AMT, 09/07/07, LOC: LaSalle National Trust, N.A. (c)	6,000	6,000,000
St. Paul Housing & Redevelopment Authority, 4.10%, Multi Family Housing Revenue Bond, Bridgecreek Senior Place Project, Series 04A, AMT, 09/07/07, LOC: LaSalle National Trust, N.A. (c)	3,000	3,000,000

Mississippi 2.8%
Mississippi Business Finance Commission, 4.15%, Industrial Development Revenue Bond, Petal Gas Storage LLC Project, 09/07/07, LOC: SunTrust Bank (c)	10,000	10,000,000
Mississippi Business Finance Corporation, 4.12%, Industrial Development Revenue Bond, EPCO Carbon Dioxide Products Inc. Project, Series 02, AMT, 09/07/07, LOC: Regions Bank (c)	2,500	2,500,000
Mississippi Home Corporation, 4.12%, Multi Family Housing Revenue Bond, Summer Park Apartments Project, Series 99D-1, AMT, 09/07/07, LOC: Wachovia Bank, N.A. (c)	9,800	9,800,000
Mississippi Hospital Equipment & Facilities Authority, 3.98%, Hospital Revenue Bond, Grenada Lake Medical Center Project, 09/07/07, LOC: Regions Bank (c)	13,380	13,380,000

Missouri 1.7%
Bi-State Development Agency Missouri-Illinois Metropolitan District, 3.98%, Metrolink Project, Series A, 09/07/07, LOC: J.P. Morgan Chase Bank (c)	2,500	2,500,000

Notes, bonds & variable rate demand notes 94.4% (a) (b)	Principal amount (in thousands)	Value

Kansas City Industrial Development Authority, 3.93%, Oak Street West Student Apartments Project, 09/07/07, LOC: Bank of America, N.A. (c)	$10,000	$10,000,000
Missouri Health & Educational Facilities Authority, 3.98%, Hospital Revenue Bond, Lutheran Senior Services Project, Series 00, 09/07/07, LOC: U.S. Bank, N.A. (c)	5,900	5,900,000
Missouri Health & Educational Facilities Authority, 3.99%, Hospital Revenue Bond, SSM Health Care Project, FGIC, Series 05C-3, 09/07/07, BPA: Citibank, N.A. (c)	2,650	2,650,000

Nevada 0.5%
State of Nevada, 5.00%, Motor Vehicle Fuel Tax Project, 12/01/07, LOC: FGIC	4,000	4,012,142
State of Nevada, 5.00%, Motor Vehicle Fuel Tax Project, 12/01/07, LOC: FGIC	2,000	2,006,188

New Hampshire 2.3%
New Hampshire Health & Education Facilities Authority, 3.97%, Hospital Revenue Bond, Exeter Hospital Healthcare Inc. Project, 09/07/07, LOC: Fleet National Bank (c)	6,160	6,160,000
New Hampshire Health & Education Facilities Authority, 3.98%, Brewster Academy Project, Series 05, 09/07/07, LOC: Allied Irish Banks (c)	5,300	5,300,000
New Hampshire Health & Education Facilities Authority, 3.99%, Hospital Revenue Bond, Crotched Mountain Rehabilitation Center, Series 06, 09/07/07, LOC: Allied Irish Banks (c)	13,275	13,275,000
New Hampshire Health & Education Facilities Authority, 4.04%, Easter Seals Project, Series 04H-A, 09/07/07, LOC: Royal Bank of Scotland (c)	5,000	5,000,000

New Jersey 0.7%
Tobacco Settlement Financing Corporation, 4.38%, 06/01/08 (c)	8,635	8,673,945

New Mexico 3.6%
Farmington, 3.98%, Hospital Revenue Bond, San Juan Regional Medical Center Project, Series 04B, 09/07/07, LOC: Bank of Nova Scotia (c)	5,000	5,000,000
New Mexico Hospital Equipment Loan Council, 3.95%, Hospital Revenue Bond, Presbyterian Healthcare Services Project, FSA, Series 05A, 09/07/07, BPA: Citibank, N.A. (c)	28,785	28,785,000
New Mexico Hospital Equipment Loan Council, 3.95%, Hospital Revenue Bond, Presbyterian Healthcare Services Project, FSA, Series 05B, 09/07/07, BPA: Citibank, N.A. (c)	12,425	12,425,000

North Carolina 3.9%
North Carolina Capital Facilities Finance Agency, 3.98%, Durham Academy Project, Series 01, 09/07/07, LOC: Wachovia Bank, N.A. (c)	8,190	8,190,000
North Carolina Capital Facilities Finance Agency, 3.98%, Higher Education Bond, Elon University Project, Series 01C, 09/07/07, LOC: Bank of America, N.A. (c)	6,000	6,000,000
North Carolina Capital Facilities Finance Agency, 4.00%, Higher Education Bond, Pfeiffer University Project, Series 06, 09/07/07, LOC: Bank of America, N.A. (c)	6,000	6,000,000
North Carolina Capital Facilities Finance Agency, 4.00%, YMCA of Greater Charlotte Project, Series B, 09/07/07, LOC: Wachovia Bank, N.A. (c)	5,500	5,500,000

4	The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2007

Notes, bonds & variable rate demand notes 94.4% (a) (b)	Principal amount (in thousands)	Value

North Carolina (cont’d)
North Carolina Medical Care Commission, 3.97%, Healthcare Facilities Revenue Bond, Watauga Medical Center Project, Series 05, 09/07/07, LOC: Wachovia Bank, N.A. (c)	$6,625	$6,625,000
North Carolina St Ports Authority, 3.98%, Series A, 09/07/07, LOC: Bank of America, N.A. (c)	8,000	8,000,000
North Carolina, GO, 5.00%, Series 07A, 03/01/08	10,000	10,067,280

North Dakota 0.8%
Richland County, 4.07%, Pollution Control Revenue Bond, Minn-Dak Farmers Cooperative Project, Series 02, AMT, 09/07/07, LOC: Wells Fargo Bank (c)	9,835	9,835,000

Ohio 7.1%
Akron Bath Copley Joint Township Hospital District, 4.05%, Healthcare Facilities Revenue Bond, Sumner on Ridgewood Project, Series 02, 09/07/07, LOC: KBC Bank (c)	6,365	6,365,000
Franklin County, 4.00%, Trinity Health Credit Group Project, FSA, Series 00F, 09/07/07, BPA: Bayerische Landesbank and J.P. Morgan Chase Bank (c)	25,100	25,100,000
Franklin County, 4.04%, Hospital Revenue Bond, Ohio Presbyterian Retirement Services Project, Series B, 09/07/07, LOC: National City Corporation (c)	4,385	4,385,000
Hamilton County, 4.00%, Episcopal Retirement Homes Project, Series 05B, 09/07/07, LOC: Key Bank (c)	1,935	1,935,000
Ohio Air Quality Development Authority, 3.92%, Pollution Control Revenue Bond, Timken Company Project, 09/07/07, LOC: Key Bank (c)	6,400	6,400,000
Ohio Higher Educational Facility Commission, 3.99%, Higher Education Bond, Capital University Project, Series 06, 09/07/07, LOC: National City Corporation (c)	27,850	27,850,000
Ohio Higher Educational Facility Commission, 4.02%, Higher Education Bond, Ashland University Project, Series 04, 09/07/07, LOC: Key Bank (c)	4,190	4,190,000
Salem, 3.96%, Hospital Revenue Bond, Salem Community Hospital Project, Series 05, 09/07/07, LOC: J.P. Morgan Chase Bank (c)	2,500	2,500,000
Westlake, 4.00%, Healthcare Facilities Revenue Bond, Lutheran Home Project, Series 05, 09/07/07, LOC: National City Corporation (c)	11,800	11,800,000

Oklahoma 0.5%
Oklahoma Development Finance Authority, 4.07%, Industrial Development Revenue Bond, Shawnee Funding Project, Series 96, AMT, 09/07/07, LOC: Bank of Nova Scotia (c)	1,600	1,600,000
University Hospitals Trust, 4.00%, Hospital Revenue Bond, Series A, 09/07/07, LOC: Bank of America, N.A. (c)	5,000	5,000,000

Pennsylvania 7.3%
Delaware County Industrial Development Authority, 4.00%, Industrial Development Revenue Bond, Academy of Notre Dame Project, Series 07, 09/07/07, LOC: Citizens Bank (c)	5,330	5,330,000
Delaware Valley Regional Financial Authority, 3.95%, Series 86, 09/07/07, LOC: Bayerische Landesbank (c)	5,900	5,900,000
Delaware Valley Regional Financial Authority, 3.95%, Series A, 09/07/07, LOC: Bayerische Landesbank (c)	3,300	3,300,000
Delaware Valley Regional Financial Authority, 3.95%, Series B, 09/07/07, LOC: Bayerische Landesbank (c)	5,400	5,400,000

Notes, bonds & variable rate demand notes 94.4% (a) (b)	Principal amount (in thousands)	Value

Emmaus General Authority, 3.95%, Subseries F24, 09/07/07, LOC: Depfa Bank PLC (c)	$4,500	$4,500,000
Pennsylvania Turnpike Commission, 3.94%, Series 02A-1, 09/07/07, BPA: Westdeutsche Landesbank (c)	33,290	33,290,000
Pennsylvania Turnpike Commission, 3.94%, Series A-3, 09/07/07, BPA: Bayerische Landesbank (c)	2,300	2,300,000
Philadelphia Authority for Industrial Development, 3.92%, Industrial Development Revenue Bond, Regional Performing Arts Center Project, Series 00, 09/07/07, LOC: Wachovia Bank, N.A. (c)	22,650	22,650,000
Philadelphia Authority for Industrial Development, 3.96%, Girard Estate Tower Project, Series 02, 09/07/07, LOC: J.P. Morgan Chase Bank (c)	11,200	11,200,000

Rhode Island 2.6%
Rhode Island Economic Development Corporation, 5.00%, Industrial Development Revenue Bond, Department of Transportation Project, 06/15/08	5,500	5,554,612
Rhode Island Health & Educational Building Corporation, 4.00%, Child and Family Services of Newport Project, Series 06, 09/07/07, LOC: Citizens Bank (c)	11,000	11,000,000
Rhode Island Health & Educational Building Corporation, 4.00%, LaSalle Academy Project, Series 03, 09/07/07, LOC: Citizens Bank (c)	4,550	4,550,000
Rhode Island Health & Educational Building Corporation, 4.00%, Salve Regina University Project, Series 06, 09/07/07, LOC: Citizens Bank (c)	11,855	11,855,000

South Dakota 0.5%
South Dakota Housing Development Authority, 4.00%, Multi Family Housing Revenue Bond, LaCrosse Investors LLP Project, Series 01, 09/07/07, LOC: FNMA (c)	6,495	6,495,000

Tennessee 2.3%
Chattanooga Industrial Development Board, 4.00%, Tennessee America, Aquarium Project, Series 04, 09/07/07, LOC: Bank of America, N.A. (c)	5,900	5,900,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 4.02%, Ensworth School Project, Series 02, 09/07/07, LOC: SunTrust Bank (c)	7,525	7,525,000
State of Tennessee, GO, 5.00%, FSA, Series A, 08/01/08	3,780	3,823,748
Volunteer State Student Funding Corporation, 3.98%, Student Loan Revenue Bond, Series A-2, AMT, 09/07/07, LOC: State Street Bank & Trust Co. (c)	6,900	6,900,000
Williamson County Industrial Development Board, 4.02%, Industrial Development Revenue Bond, Brentwood Academy Project, Series 05, 09/07/07, LOC: SunTrust Bank (c)	6,000	6,000,000

Texas 2.8%
Dallas, GO, 5.00%, Refunding Bonds, 02/15/08	7,450	7,495,110
Georgetown Health Facilities Development Corporation, 3.99%, Wesleyan Homes Inc. Project, Series 06, 09/07/07, LOC: Regions Bank (c)	5,000	5,000,000
Harris County Housing Finance Corporation, 4.00%, Multi Family Housing Revenue Bond, Primrose at Aldine-Bender Apartments Project, Series 04, AMT, 09/07/07, LOC: FNMA (c)	6,170	6,170,000
Lower Colorado River Authority, 6.00%, FSA, Series 98B, 05/15/08	4,330	4,398,855

The accompanying notes are an integral part of the financial statements.	5

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2007

Notes, bonds & variable rate demand notes 94.4% (a) (b)	Principal amount (in thousands)	Value

Texas (cont’d)
Tarrant County Housing Finance Corporation, 4.12%, Park at Sycamore School Apartments Project, Series 03, AMT, 09/07/07, LOC: SouthTrust Bank, N.A. (c)	$12,685	$12,685,000

Virginia 1.3%
Henrico County, GO, 5.00%, Series 06, 12/01/07	3,600	3,612,743
James City County Economic Development Authority, 3.98%, Industrial Development Revenue Bond, United Methodist Homes, 09/07/07, LOC: LaSalle Bank, N.A. (c)	10,000	10,000,000
Loudoun County Industrial Development Authority, 3.91%, Hospital Revenue Bond, Howard Hughes Medical Institution Project, Series 03E, 09/01/07 (c)	3,620	3,620,000

Washington 4.2%
Seattle, 3.90%, Water & Sewer System Revenue Bond, Series 02A, 09/07/07, LOC: Bayerische Landesbank (c)	16,500	16,500,000
Washington Higher Education Facilities Authority, 4.00%, Higher Education Bond, Bastyr University Project, Series 05, 09/07/07, LOC: Bank of America, N.A. (c)	7,500	7,500,000
Washington Higher Education Facilities Authority, 5.00%, University of Puget Sound Project, Series 06A, 04/01/08, LOC: Bank of America, N.A.	2,500	2,519,339
Washington Housing Finance Commission, 4.00%, Silver Creek Apartments Project, Series 04B, AMT, 09/07/07, LOC: FNMA (c)	4,050	4,050,000
Washington Housing Finance Commission, 4.01%, Olympic Place Apartments Project, Series 03A, AMT, 09/07/07, LOC: U.S. Bank, N.A. (c)	4,500	4,500,000
Washington Housing Finance Commission, 4.03%, Forest Ridge School of the Sacred Heart Project, Series 05A, 09/07/07, LOC: Key Bank (c)	6,385	6,385,000
Washington Housing Finance Commission, 4.14%, Multi Family Housing Revenue Bond, LTC Properties Inc. Project, AMT, 09/07/07, LOC: U.S. Bank, N.A. (c)	2,745	2,745,000
Washington Housing Finance Commission, 4.14%, Multi Family Housing Revenue Bond, Sherwood Springs Apartments Project, Series 97, AMT, 09/07/07, LOC: U.S. Bank, N.A. (c)	4,220	4,220,000
Washington, GO, 5.00%, AMBAC, Series 06, 01/01/08	5,000	5,022,570

West Virginia 0.7%
West Virginia Hospital Finance Authority, 3.97%, Hospital Revenue Bond, Pallottine Health Services Project, Series 06, 09/07/07, LOC: Fifth Third Bank (c)	9,500	9,500,000

Wisconsin 1.3%
Wisconsin Center District, 3.95%, Series 01A, 09/07/07, LOC: U.S. Bank N.A. (c)	10,100	10,100,000
Wisconsin Health & Educational Facilities Authority, 3.98%, Upland Hills Health Project, Series C, 09/07/07, LOC: Allied Irish Banks (c)	3,000	3,000,000
Wisconsin Housing & Economic Development Authority, 4.00%, Home Ownership Revenue Bond, Series 03B, AMT, 09/07/07, BPA: State Street Bank & Trust Co. (c)	3,885	3,885,000
Total notes, bonds & variable rate demand notes (cost $1,210,383,769)		1,210,383,769

Commercial paper 5.2% (a)	Principal amount (in thousands)	Value

Florida 0.9%
Jacksonville, 3.75%, Series A, 09/07/07, LOC: Landesbank Baden Wurttenburg	$11,580	$11,580,000

Kentucky 1.6%
Pendleton County, 3.79%, Kentucky Association of County Leasing Trust, 09/12/07, LOC: J.P. Morgan Chase Bank	20,000	20,000,000

New York 1.2%
New York Metropolitan Transportation Authority, 3.72%, Transportation Revenue, Series CP-1, Subseries B, 09/13/07, LOC: ABN-AMRO Bank N.V.	5,000	5,000,000
New York Metropolitan Transportation Authority, 3.73%, Transportation Revenue, Series CP-1, Subseries A, 12/10/07, LOC: ABN-AMRO Bank N.V.	10,000	10,000,000

Texas 1.2%
Harris County Metropolitan Transportation Authority, GO, 3.70%, 10/31/07, LOC: Depfa Bank PLC	5,500	5,500,000
San Antonio, 3.75%, Texas Electric and Gas Systems, Series A, 09/13/07	10,000	10,000,000

Washington 0.3%
Port of Tacoma, 3.65%, Subordinate Lien Revenue Notes, Series 02A, 12/13/07, LOC: Westdeutsche Landesbank	4,000	4,000,000
Total commercial paper (cost $66,080,000)		66,080,000

Total investment portfolio (cost $1,276,463,769) (d), 99.6% (a)		1,276,463,769

Other assets and liabilities net, 0.4% (a)		4,596,550

Net assets
(net asset value, offering and redemption price of $1.00 per share; 1,281,114,525 shares outstanding), consisting of paid-in capital, 100.0%		$1,281,060,319

(a) Percentages indicated are based on net assets. (b) Earlier of the maturity date or the put date. (c) Floating rate notes are securities that generally are payable on demand within seven calendar days. Put bonds are securities that can be put back to the issuer or remarketer either at the option of the holder, at a specified date, or within a specified time period known at the time of purchase. For these securities, the demand period and the remaining period to put date, respectively, are used when calculating the weighted average maturity of the portfolio. (d) The aggregate identified cost for federal income tax purposes is the same.

AMBAC—American Municipal Bond Assurance Corporation

AMT—Securities subject to Alternative Minimum Tax

BPA—Bond Purchase Agreement

FGIC—Financial Guaranty Insurance Company

FHLMC—Federal Home Loan Mortgage Corporation

FNMA —Federal National Mortgage Association

FSA—Financial Security Assurance Holdings Ltd.

GO—General Obligation

LOC—Credit enhancement provided by letter of credit issued by noted institution MBIA—Municipal Bond Insurance Association

6	The accompanying notes are an integral part of the financial statements.

Financial Statements

MUNICIPAL MONEY MARKET FUND	08.31.2007

Statement of Operations	9/1/06 to 8/31/07

Investment income
Interest	$45,587,850

Expenses
Investment advisory fee	5,590,437
Distribution fees	1,862,039
Shareholder servicing fees	300,973
State qualification expenses	104,030
Fund accounting fee	102,064
Professional fees	79,954
Custodian fee	64,118
Reports to shareholders	40,735
Trustees and officers compensation	32,503
Other	46,149

Total expenses before expense offsets	8,223,002

Expense offsets	(17,335)

Total expenses after expense offsets	8,205,667

Net investment income from operations	$37,382,183

Statements of Changes in Net Assets	9/1/06 to 8/31/07	9/1/05 to 8/31/06

Net assets, beginning of period	$1,207,430,358	$1,053,911,520

Increase (decrease) in net assets
Net investment income from operations	37,382,183	28,818,938

Distributions to shareholders from net investment income ($0.03 and $0.03 per share)	(37,382,183)	(28,818,677)

Capital share transactions	73,629,961	153,518,577

Increase (decrease) in net assets	73,629,961	153,518,838

Net assets, end of period	$1,281,060,319	$1,207,430,358

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	For the fiscal years ended August 31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income (a)	0.030	0.026	0.014	0.004	0.006
Less distributions
Dividends from net investment income (a)	(0.030)	(0.026)	(0.014)	(0.004)	(0.006)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	3.05	2.58	1.40	0.39	0.61

Ratios to average daily net assets (%)
Operating expenses	0.66	0.68	0.69	0.68	0.67
Net income	3.01	2.57	1.40	0.40	0.59

Net assets, end of period ($ millions)	1,281	1,207	1,054	1,008	1,057

(a) May include net realized gains and losses that are less than $.001 per share.

The accompanying notes are an integral part of the financial statements.	7

Notes to Financial Statements

MUNICIPAL MONEY MARKET FUND

NOTE 1  I  Organization and Investment Objective Heritage Cash Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Municipal Money Market Fund (the “Fund”) and the Money Market Fund. The Fund seeks to achieve maximum current income exempt from federal income tax consistent with stability of principal.

NOTE 2  I  Significant Accounting Policies

Use of estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities The Fund uses the amortized cost method of security valuation (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity.

Distribution of income and gains Distributions of net investment income and net realized gains available for distribution are declared daily and paid monthly. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Revenue recognition Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis.

Expenses The Fund is charged for those expenses which are directly attributable to it, while other expenses are allocated proportionately among the Heritage Mutual Funds based upon methods approved by the Board of Trustees. The Fund has entered into an arrangement with the custodian whereby the Fund receives credits on uninvested cash balances which are used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statement of Operations.

Other In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to the Fund is expected to be remote.

NOTE 3  I  Capital Share Transactions At August 31, 2007, there were an unlimited number of shares of beneficial interest of no par value authorized. Capital share transactions in the Fund during the fiscal years ended August 31, 2007 and August 31, 2006, at a net asset value of $1.00 per share, were as follows:

Shares and dollars	9/1/06 to 8/31/07	9/1/05 to 8/31/06
Sold	5,809,360,950	5,775,413,075
Reinvestment of distributions	37,729,357	28,321,000
Redeemed	(5,773,460,346)	(5,650,215,498)
Net increase	73,629,961	153,518,577

NOTE 4  I  Investment Advisory Fees and Other Transactions With Affiliates The Trust has an Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”). Under this agreement, the Fund agreed to pay to the Manager an annual fee as a percentage of the Fund’s average daily net assets, computed daily based on the schedule below and payable monthly. The amount payable to the Manager as of August 31, 2007, was $490,426.

Fund’s average daily net assets	Investment advisory fee rate
First $250 million	0.500%
Next $250 million	0.475%
Next $250 million	0.450%
Next $250 million	0.425%
Greater than $1 billion	0.400%

Expense limitation The Manager has contractually agreed, for the fiscal year ended August 31, 2007, to waive its fees and/or reimburse expenses to the extent that the annual operating expense rate exceed 0.74% of its average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the Fund’s custodian. The agreement allows the Manager the right to recover, from the Fund, any fees waived and/or reimbursed if the total annual operating expenses are less than the expense limitation then in effect. The fees can be recovered within the two fiscal years following the year for which the fees were waived and/or

8

Notes to Financial Statements

MUNICIPAL MONEY MARKET FUND

reimbursed. No fees were waived, no expenses were reimbursed, and no fees were recovered for the fiscal year ended August 31, 2007.

Subadvisory fees The Manager entered into a subadvisory agreement with an unaffiliated party to provide investment advice, portfolio management services (including placement of brokerage orders) and certain compliance and other services.

Distribution fees Pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund is authorized to pay Heritage Fund Distributors, Inc. (the “Distributor” or “HFD”), a wholly owned subsidiary of Heritage, a fee of 0.15% of the average daily net assets. Such fee is accrued daily and payable monthly. The amount payable to the Distributor as of August 31, 2007, was $164,004.

Fund accounting fees The Manager is the Fund Accountant for the Fund. For providing Fund Accounting services, the Manager receives payment from the Fund at a fixed base fee per fund plus any out-of-pocket expenses. The amount payable to the Manager as of August 31, 2007, was $8,500.

Shareholder servicing fees The Manager is the Shareholder Servicing Agent for the Fund. For providing Shareholder Services, the Manager receives payment from the Fund at a fixed fee per shareholder account plus any out-of-pocket expenses. The amount payable to the Manager as of August 31, 2007, was $29,515.

Trustees and officers compensation Trustees of the Trust may also serve as Trustees for Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust and/or Heritage Series Trust, which are investment companies that are also advised by the Manager of the Trust (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Heritage Mutual Funds meetings attended. Each portfolio in the Heritage Mutual Funds pays its pro-rata share of the fees and expenses of the Trustees on its Board. Certain Officers of the Heritage Mutual Funds may also be Officers and/or Directors of Heritage. Such Officers receive no compensation from the Heritage Mutual Funds except for the Heritage Mutual Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each portfolio in the Heritage Mutual Funds. As of August 31, 2007, the amount of Trustees and Officers fees payable by the Fund was $6,804.

NOTE 5  I  Federal Income Taxes The Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. For the fiscal year ended August 31, 2007, there were no reclassifications arising from permanent tax differences. All dividends paid by the Fund from net investment income are exempt from federal income tax; however, a portion of the dividends paid may be subject to the alternative minimum tax.

NOTE 6  I  New Accounting Pronouncements In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed

9

Notes to Financial Statements

MUNICIPAL MONEY MARKET FUND

to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Fund, and is not in a position at this time to estimate the significance of its impact on the Fund’s financial statements.

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and

Shareholders of Heritage Cash Trust—Municipal Money Market Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Cash Trust—Municipal Money Market Fund (one of the portfolios constituting the Heritage Cash Trust, hereafter referred to as the “Fund”) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 19, 2007

11

Understanding Your Ongoing Costs

MUNICIPAL MONEY MARKET FUND	UNAUDITED	08.31.2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases or contingent deferred sales charges and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in the Heritage Cash Trust—Municipal Money Market Fund on March 1, 2007, and held through August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Actual	Beginning account value March 1, 2007	Ending account value August 31, 2007	Expenses paid during period (a)
Municipal Money Market Fund	$1,000.00	$1,015.54	$3.33

Hypothetical example for comparison purposes  |  All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows your Fund’s expenses based on a $1,000 investment and assuming for the period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical (5% return before expenses)	Beginning account value March 1, 2007	Ending account value August 31, 2007	Expenses paid during period (a)
Municipal Money Market Fund	$1,000.00	$1,021.91	$3.34

(a) Expenses are calculated using the Fund’s annualized expense ratio of 0.65% multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184); and then dividing that result by the actual number of days in the fiscal year (365).

Tax Information

UNAUDITED

Of the dividends paid from net investment income for the fiscal year ended August 31, 2007, 100% were exempt interest dividends that are tax exempt for federal income tax purposes, and a portion were exempt interest dividends that may be subject to the federal alternative minimum tax. Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax return.

12

Trustees and Officers

Name, age and position(s) held with fund	Term of office and length of time served (a)	Principal occupation during the past 5 years	Number of funds in fund complex overseen by trustee	Directorships of public companies held by trustee

Interested Trustee (b)

Richard K. Riess (58) Chairman of the Board and Trustee	Chairman since 2007 (Trustee since inception in 1985)	Executive Vice President and Managing Director —Asset Management Group of RJF since 1998; Chief Executive Officer of Eagle Asset Management, Inc. (“Eagle”) since 1996; Chief Executive Officer of Heritage since 2000.	10	None

Independent Trustees

James L. Pappas (64) Lead Independent Trustee	Since 2003 (Trustee since 1989)	Lykes Professor of Banking and Finance, University of South Florida College of Business Administration 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005.	10	None

C. Andrew Graham (67) Trustee	Since inception in 1985	First Financial Advisors, Ltd. & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999.	10	None

Keith B. Jarrett (59) Trustee	Since 2005	President, KBJ, LLC (investment and advisory company) since 2002; Co-Founder, Rockport Funding, LLC (private investment company) since 2005; Director, Bankserv, Inc (e-payments company) since 1998; Director, Pertrac Financial Solutions (hedge fund software company) since 2005; Director, Medfusion, Inc. (medical information technology company) since 2007.	10	Penn Virginia Resources, MLP

Lincoln Kinnicutt (63)	Since 2007	Retired since 2002; Managing Director of Goldman Sachs 1997-2002.	9	None

William J. Meurer (63) Trustee	Since 2003	Private Financial Consultant since 2000.	10	Sykes Enterprises, Inc.

Deborah L. Talbot, PhD (56) Trustee	Since 2002	Independent Consultant and Researcher; Founder and Chairman of the Board, Creative Tampa Bay (promotes, markets, and offers networking for the Tampa Bay community) since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	10	None

Officers (c)

Stephen G. Hill (48) President	Since 2005	President of Heritage since 2005; Director of Heritage since 1994; President and Chief Operating Officer of Eagle since 2000; President and Chief Executive Officer of Awad Asset Management, Inc. (“Awad”) since 2004; Director of Awad since 1998; Director of HFD since 2006.	N/A	N/A

Mathew J. Calabro (40) Senior Vice President and Principal Executive Officer	Since 2007	Senior Vice President of Heritage and HFD since 2005 and 2007, respectively; Chief Compliance Officer of Heritage 2005-2007; Vice President of Heritage 1996-2005.	N/A	N/A

13

Trustees and Officers

Name, age and position(s) held with fund	Term of office and length of time served (a)	Principal occupation during the past 5 years	Number of funds in fund complex overseen by trustee	Directorships of public companies held by trustee

Officers (cont’d) (c)

Susan Walzer (40) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Heritage since 2007; Director of Compliance for Heritage 2005-2007; Associate Corporate Counsel for RJF 2003-2005; Vice President of Operations and Administration for Raymond James & Associates, Inc. 1997-2003.	N/A	N/A

Andrea N. Mullins (40) Treasurer and Secretary, Principal Financial Officer	Since 2003 (Principal Financial Officer since 2004)	Treasurer and Vice President—Finance of Heritage since 2003; Vice President—Fund Accounting of Heritage 1996-2003.	N/A	N/A

H. Peter Wallace (60) Senior Vice President	Since 1993	Senior Vice President and Director-Fixed Income Investments of Heritage since 1993.	N/A	N/A

Trustee and Officer information is current as of September 30, 2007. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling 800.421.4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(a) Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age of 70 for those Trustees who are elected to office after August 2000. (b) Mr. Riess is an “interested” person of the Trust as that term is defined by the Investment Company Act of 1940. Mr. Riess is affiliated with Heritage, Eagle and RJF. (c) Officers are elected annually for one year terms.

Results of Shareholder Meeting

UNAUDITED

At a special shareholder meeting of the Heritage Cash Trust (the “Trust”) held on August 7, 2007, shareholders of the Trust approved the proposal regarding the election and re-election of the Board of Trustees. Re-elected to the Board of Trustees of the Trust were C. Andrew Graham, Keith Jarrett, William J. Meurer, James L. Pappas and Deborah L. Talbot as independent Trustees and Richard K. Riess as interested Trustee. Lincoln Kinnicutt was elected as an independent Trustee to the Board of Trustees of the Trust. The following is a summary of the shareholder votes cast for each nominee:

Nominee	For	Withheld
C. Andrew Graham	5,393,389,673	32,776,532
Keith Jarrett	5,394,181,211	31,984,994
Lincoln Kinnicutt	5,393,443,827	32,722,378
William J. Meurer	5,393,660,078	32,506,127
James L. Pappas	5,393,706,037	32,460,168
Richard K. Riess	5,393,999,068	32,167,137
Deborah L. Talbot	5,393,158,776	33,007,429

14

Renewal of Investment Advisory Agreement

MUNICIPAL MONEY MARKET FUND

Overview At a meeting held on August 14, 2007, the Board, including the independent Trustees (together, the “Board”), approved the renewal of the Fund’s investment advisory and administration agreement with Heritage Asset Management, Inc. (“Heritage”) and the subadvisory agreement for the Fund with AllianceBernstein, L.P. (“Subadviser”) (together, the “Agreements”).

In reaching this decision, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Fund and its shareholders by Heritage and Subadviser; information on the Fund’s performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Heritage’s and the Subadviser’s investment philosophy, investment strategy, personnel and operations; compliance and audit reports concerning the Fund, Heritage and the Subadviser including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Heritage Funds and/or Heritage are responding to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information about the Fund, Heritage and the Subadviser. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Heritage and the Subadviser; (2) the personnel of Heritage and the Subadviser; (3) the financial condition of Heritage and the Subadviser; (4) the compliance programs and records of Heritage and the Subadviser; (5) the performance of the Fund as compared to its peer group and an appropriate benchmark; (6) the Fund’s expenses, including the advisory fee, the overall expense structure of the Fund, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Fund’s performance and expenses, where applicable; (8) benefits to be realized by Heritage, the Subadviser and their respective affiliates; and (9) the estimated profitability of Heritage and the Subadviser under the Agreements, when available. The Board posed questions to various management personnel of Heritage regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreements, the Board considered those factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided to the Fund and the profits realized or to be realized by Heritage, the Subadviser and their respective affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage and the Subadviser with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage or the Subadviser from its relationship with the Fund.

Provided below is an overview of the factors the Board considered at its August meeting. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors.

Nature, extent and quality of services The Board considered that Heritage and the Subadviser are experienced in serving as an investment adviser for the Fund. The Board noted that Heritage oversees and monitors the performance and services provided by the Subadviser and is responsible for the selection of Fund subadvisers. Heritage also provides administration, transfer agent and fund accounting services to the Fund. In addition, Heritage is responsible for oversight of compliance with Fund policies and objectives, review of brokerage matters, oversight of Fund compliance with applicable law, and implementation of Board directives as they relate to the Fund. The Board also considered that Heritage recently expanded its investment advisory services to other non-investment company clients and continues to provide the same quality of services to the Fund. Finally, the Board noted that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Heritage, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in the Fund, managed by Heritage.

With respect to the Subadviser, the Board noted that the Subadviser is responsible for making investment decisions on behalf of the Fund, conducting credit review and analysis of Fund holdings, and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers. The Board

15

Renewal of Investment Advisory Agreement

MUNICIPAL MONEY MARKET FUND

also considered Heritage’s recommendation to continue to retain the Subadviser.

The Board also considered information provided regarding the: (1) background and experience of the Heritage and Subadviser personnel who provide services to the Fund; (2) material compliance matters, if any, and certifications as to the adequacy of the compliance programs of Heritage and the Subadviser; and (3) financial information regarding Heritage and the Subadviser.

Investment performance The Board considered comparisons of the Fund’s performance, including total return and 30-day yield for various periods ended June 30, 2007 unless otherwise noted. In this regard, the Board noted that: (1) the Fund is managed conservatively to maintain a AAAm rating from Standard & Poor’s; (2) the total return was higher than the peer group average for all the one-, three-, five-year periods and lower for the since inception period; (3) the 30-day yield was lower than the peer group average but higher than a market benchmark for the period ended July 2, 2007; (4) the total return was higher for all relevant periods compared to a comparable account of the Subadviser but lower for the one-year period compared to another Subadviser account; and (5) the explanation that the conservative style of management requires higher quality and thus, lower yielding tax-exempt securities, which may reduce total return performance.

Fees and expenses The Board considered the management fee payable to Heritage by the Fund under the Agreement, its total expense ratio and its Rule 12b-1 fees. The Board also considered comparisons of the Fund’s expense ratio (with and without Rule 12b-1 fees) to the average expense ratio of its peer group based on data for the period ended June 30, 2007. In this regard, the Board noted that the Fund’s expense ratio was higher than its peer group average. However, the Fund’s expense ratio (exclusive of Rule 12b-1 fees) was lower than those peer group funds with similar asset levels. In addition, the Board noted that Heritage committed to continue the expense cap arrangement through the Fund’s 2008 fiscal year. The Board also noted that the management fee payable to Heritage is a combined fee for both investment advisory and administration services, making it difficult to compare such combined fee with advisory fees for other similar funds.

With respect to the subadvisory agreement, the Board considered the Subadviser’s representation that the fees it charges are competitive with comparable subadvisory fees for managing money market assets and that it does not manage other similar funds.

Costs, profitability and economies of scale The Board evaluated Heritage’s costs and profitability in providing services to the Fund. The Board noted that Heritage’s profits on the services it provided to the Fund are reasonable in light of Heritage’s costs in providing services to the Fund and that Heritage manages the Fund’s assets and provides a comprehensive compliance program for the Fund.

The Board considered that the Fund’s management fee structure provides for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board noted that Heritage added two breakpoints to its advisory fees two years ago in order to pass on any economies of scale it realizes to shareholders. The Board also noted that asset levels have not increased substantially in the last year and, thus, a new breakpoint in Heritage’s fee schedule would not be considered at this time.

The Board also considered that the Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory and administration fees achieved because the Fund’s asset levels has reached the last breakpoint in Heritage’s fee schedule; (2) increased services to the Fund; (3) the waivers and/or reimbursements Heritage provides as a result of the contractual expense limitations on the Fund’s total operating expenses; (4) allocation of fixed fund expenses over a large asset size; or (5) reduced transaction costs due to the Subadviser’s position in the marketplace.

The Board also noted that the Subadviser’s profit margin was reasonable considering the costs of providing services to the Fund and its responsibility for the day-to-day management of the Fund’s portfolio.

Benefits In evaluating Heritage’s and the Subadviser’s compensation, the Board considered other benefits that may be realized by Heritage and the Subadviser and their affiliates from their relationship with the Fund. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Fund, and receives compensation for acting in these capacities, and is responsible for, among other things, coordinating the Fund’s audits, financial statements and tax returns and managing expenses and budgeting for the Funds. The Board also noted that Heritage has entered into revenue sharing and services agreements with its affiliates for promotion and/or shareholder services. The Subadviser represented that it does not receive any other benefits other than its compensation.

16

Renewal of Investment Advisory Agreement

MUNICIPAL MONEY MARKET FUND

The Board also recognized that Heritage Fund Distributors, Inc. (“HFD”), a subsidiary of Heritage, serves as the principal underwriter and distributor for the Fund, and as such, receives Rule 12b-1 payments from the Fund to compensate it for providing services and distribution activities. These activities could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Heritage have entered into agreements with HFD to sell fund shares and receive compensation from HFD. Also, the Board considered the benefits to the Fund due to cash sweep arrangements with one of Heritage’s affiliates.

Conclusions Based on these considerations, the Board concluded with respect to the Fund that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Heritage’s and the Subadviser’s services; (2) the Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) Heritage’s fees payable under the Agreement and profits were reasonable in the context of all the factors considered by the Board; (4) the Subadviser’s fee rate was reasonable in the context of all the factors considered by the Board; and (5) the current advisory fee structure provides Fund shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Agreements.

17

HeritageFunds.com

727.567.8143  I  800.421.4184

Heritage Fund Distributors, Inc.

Member FINRA

Not FDIC Insured  t  May Lose Value  t  No Bank Guarantee

Please consider the investment objectives, risks, charges, and expenses of any fund carefully before investing. Contact Heritage at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Heritage Cash Trust. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above, by accessing the website at HeritageFunds.com or by accessing the SEC’s website at www.sec.gov. Would you like to receive future mailings via e-mail? if so, please let us know. Visit HeritageFunds.com to enroll.

08/07	Printed on recycled paper

Item 2.	Code of Ethics

As of the end of the period August 31, 2007, Heritage Cash Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of Heritage Cash Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services[1]

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $52,000 for the year ended August 31, 2006, and $54,000 for the year ended August 31, 2007.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for each of the years ended August 31, 2006 and August 31, 2007. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $35,000 for each of the years ended August 31, 2006, and August 31, 2007.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $10,000 for each of the years ended August 31, 2006, and August 31, 2007. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for each of the years ended August 31, 2006, and August 31, 2007.

[1]	All accountant fees and services amounts are rounded to the nearest thousand.

(d) All Other Fees

For the fiscal years ended August 31, 2006 and August 31, 2007, registrant paid PwC no other fees. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for each of the years ended August 31, 2006, and August 31, 2007.

(e) Registrant’s Audit Committee Charter provides that the audit committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s Audit Committee Charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. Registrant’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended August 31, 2007, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending August 31, 2006, and August 31, 2007, were $0.

(h) Registrant’s Audit Committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act), the Principal Executive Officer and Principal Financial Officer of Heritage Cash Trust have concluded that such disclosure controls and procedures are effective as of October 29, 2007.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) of Heritage Cash Trust that occurred during the second fiscal quarter that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE CASH TRUST
Date: November 2, 2007

/s/ Mathew J. Calabro
Mathew J. Calabro
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: November 2, 2007

/s/ Mathew J. Calabro
Mathew J. Calabro
Principal Executive Officer

Date: November 2, 2007

/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer